GOLDMAN SACHS VARIABLE
INSURANCE TRUST

Service Shares of

Goldman Sachs Government Income Fund

Supplement dated April 7, 2009 to the
Prospectus dated April 30, 2008

The following replaces the “Fixed Income Portfolio Management Team” section in its entirety in the “Service Providers-Fund Managers-Fixed Income Portfolio Management Team” section of the Prospectus:

Fixed Income Portfolio Management Team

■	The investment process revolves around four groups: the Investment Strategy Group, the Top-down Strategy Team, the Bottom-up Strategy Team and the Portfolio Teams.
■	These teams strive to maximize risk-adjusted returns by de-emphasizing interest rate anticipation and focusing on security selection and sector allocation.
■	The team manages approximately $218.8 billion in municipal and taxable fixed- income assets for retail, institutional and high net worth clients.

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History
Jonathan Beinner Managing Director and Co-Head GSAM Fixed Income	Senior Portfolio Manager— Fixed Income Group	Since 2000	Mr. Beinner joined the Investment Adviser in 1990 and became a portfolio manager in 1992. He became Co-Head of GSAM Fixed Income in 2002.

Tom Kenny Managing Director and Co-Head GSAM Fixed Income	Senior Portfolio Manager— Fixed Income Group	Since 2000	Mr. Kenny joined the Investment Adviser in 1999 as a senior portfolio manager. Previously, he spent 13 years at Franklin Templeton where he was a portfolio manager of high yield municipal and municipal funds, Director of Municipal Research and Director of the Municipal Bond Department. He became Co-Head of GSAM Fixed Income in 2002.

James B. Clark Managing Director, Co-Head U.S. Fixed Income	Senior Portfolio Manager— Government Income	Since 2006	Mr. Clark joined the Investment Adviser in 1994 as a portfolio manager after working as an investment manager in the mortgage-backed securities group at Travelers Insurance Company.

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History
Michael Swell Managing Director, Co-Head U.S. Fixed Income	Senior Portfolio Manager—Government Income	Since 2009	Mr. Swell joined GSAM in 2007 as a Managing Director and the Head of Structured Products. From 2005 to 2007, Mr. Swell was a Senior Managing Director in charge of Friedman, Billings & Ramsey’s Fixed Income Sales & Trading division. From 1992 to 2004, Mr. Swell worked at Freddie Mac. In 2004, he was the Vice President in charge of Freddie Mac’s Securities Sales and Trading Group, Freddie Mac’s in-house mortgage-backed securities broker dealer.

James McCarthy Managing Director, Co-Head Global Liquidity Management	Portfolio Manager— Government Income	Since 2006	Mr. McCarthy joined the Investment Adviser in 1995 after working for Nomura Securities as a mortgage-backed securities trader.

Mark Van Wyk Vice President	Portfolio Manager— Government Income	Since 2006	Mr. Van Wyk joined the Investment Adviser in 1994 and specializes in U.S. government and financial derivatives. He worked with an options trading firm prior to joining the Investment Adviser.

Peter D. Dion Vice President	Portfolio Manager— Government Income	Since 2006	Mr. Dion joined the Investment Adviser in 1992. From 1994 to 1995 he was an associate portfolio manager. He became a portfolio manager in 1995.

Jonathan Beinner serves as the Chief Investment Officer for GSAM Fixed Income. Alongside Tom Kenny, he Co-Heads GSAM Fixed Income and is responsible for high-level decisions pertaining to portfolios across multiple strategies. GSAM Fixed Income is organized into a series of specialist teams which focus on generating and implementing investment ideas within their area of expertise. Both top-down and bottom-up decisions are made by these small strategy teams, rather than by one portfolio manager or committee. Ultimate accountability for the portfolio resides with the lead portfolio managers, who set the long-term risk budget and oversee the portfolio construction process.

For information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund, see the SAI.

This Supplement should be retained with your Prospectus for future reference.

VITGOVPMSTK 04-09